UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 24, 2015 Doral Bank (the “Bank”), the principal operating subsidiary of Doral Financial Corporation (the “Company”), received a Joint Report of Examination (the “ROE”) from the Federal Deposit Insurance Corporation (the “FDIC”) and the Puerto Rico Office of the Commissioner of Financial Institutions for the period ending September 30, 2014 as well as a Notification of Capital Category — Prompt Corrective Action (the “PCA Letter”) from the FDIC pursuant to which the FDIC has notified the Bank that as of the date of the PCA Letter and based upon the adjustments in the ROE it deems the Bank to be “critically undercapitalized” as of September 30, 2014. By virtue of being deemed to be “critically undercapitalized” the Bank is subject to operating restrictions all or many of which have been described in previous Form 8-Ks filed by the Company with the Securities and Exchange Commission (the “SEC”). Under these operating restrictions the Bank is prohibited from doing any of the following:

1. Entering into any material transaction other than in the usual course of business, including any investment, expansion, acquisition, sale of assets, or other similar action with respect to which the depository institution is required to provide notice to the appropriate federal banking agency;

2. Extending credit for any highly leveraged transaction;

3. Amending the institution’s charter or by-laws, except to the extent necessary to carry out any other requirement of any law, regulation, or order;

4. Making any material change in accounting methods;

5. Engaging in any covered transaction (as defined in section 23A(b) of the Federal Reserve Act, 12 U.S.C. Section 371c(b));

6. Paying excessive compensation or bonuses;

7. Paying interest on new or renewed liabilities at a rate that would increase the institution’s weighted average cost of funds to a level significantly exceeding the prevailing rates of interest on insured deposits in the institution’s normal market areas; and

8. Making any principal or interest payment on subordinated debt beginning 60 days after becoming critically undercapitalized.

The PCA Letter further directs the Bank to develop policies and procedures to ensure compliance with the restrictions set forth in section 38 of the Federal Deposit Insurance Act and section 324.405 of the FDIC Rules and Regulations, 12 C.F.R. Section 324.405(a)(4) that apply to “critically undercapitalized” institutions. The PCA Letter further instructs the Bank that it may not accept, renew, or roll over brokered deposits; it may not pay a rate of interest on any type of deposit that exceeds the national average for that type of deposit by more than 75 basis points unless it requested and received a high-rate determination from the appropriate FDIC regional office (and in the case of deposits accepted from outside the Bank’s normal market area, the Bank may not pay a rate of interest which exceeds the national rate cap for that type of deposit); the Bank continues to be deemed to be in “troubled condition” and subject to the restrictions applicable thereto; and the Bank continues to be subject to the Supervisory Prompt Corrective Action Directive issued on January 26, 2015 (the “PCA Directive”) and notwithstanding the Bank’s February 10, 2015 administrative appeal the Bank remains subject to the PCA Directive.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the SEC or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions and include statements relating to the expected accounting treatment of the Commercial Assets and the Company’s preliminary financial results and estimated capital ratios.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of past or future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in forward-looking statements include the adequacy of the Company’s allowance for loan and lease losses, delinquency trends, the impact of general economic conditions, interest rate changes, capital markets conditions, capital adequacy and liquidity, the Company’s ability to achieve its capital restoration plan and continue to operate its business as a going concern, the Company obtaining non-objection from the OCA with respect to its accounting treatment of the Commercial Assets, and the effect of legal or regulatory proceedings, tax legislation and tax rules, the Company’s ability to use its deferred tax assets and related reserves, the Company’s ability to collect the monies due to the Company or its subsidiaries from the Government of Puerto Rico and to qualify payment obligations from the Commonwealth as Tier 1 Capital at the Bank, the Bank’s continued access to funding through the Federal Home Loan Bank, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. These factors and additional factors that may cause the Company’s results to differ from forward-looking statements are described more completely under the heading “Item 1A. Risk Factors” in the Form 10-K, which is available on the Company’s website at www.doralbank.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

As previously disclosed by the Company in its Form 8-K as filed with the SEC on February 20, 2015, once the Bank becomes “critically undercapitalized” or is deemed to be “critically undercapitalized” the risk of the FDIC placing the Bank into receivership materially increases.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: February 25, 2015	By:	/s/ Enrique Ubarri
	Name:	Enrique Ubarri
	Title:	Executive Vice President and General Counsel